Exhibit 99.01

Mississippi Power Kemper County IGCC Project	Table of Contents	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through May 2013

Project Costs and Summary	1
Key Contracts Over $10M	2
Project Updates	3
Safety
Schedule
Permits and Approvals
Mississippi Economic Impact	4
Liberty Mine Summary	7

Mississippi Power Kemper County IGCC Project	Project Costs and Summary Total Project	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through May 2013

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Mississippi Power Kemper County IGCC Project	Key Contracts over $10M	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through May 2013

Table 4: Key Contracts Over $10M

(in millions of dollars)	Issue Initial Inquiry	Award Date	Current View	Variance from Previous Month
Equipment and Material Contracts Over $10M *(Represents 92% of total equipment and material contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		**$1,565.9**	**($1.3)**
Steam Turbine Generator	**Nov-07**	**Aug-08**		
Gas Turbines	**Dec-08**	**Aug-09**		
Heat Recovery Steam Generators	**Oct-09**	**Jun-10**		
Syngas Coolers	**Jan-10**	**May-10**		
Transport Gasifiers	**Jan-10**	**May-10**		
Fluid Bed Dryers	**Mar-10**	**Jul-10**		
Air Compressors	**Apr-10**	**Sep-10**		
Nitrogen Generation System	**Jun-10**	**Dec-10**		
Particulate Control Device (PCD) Systems	**Nov-10**	**Sep-11**		
Generator Step-up Transformers	**Jul-10**	**Jan-11**		
Station Service Transformers	**Jul-10**	**Dec-10**		
Coal Dense Phase Conveyors	**Sep-10**	**Nov-10**		
Coal Lock Vessels	**Aug-10**	**Jan-11**		
Water Treatment System	**Jul-10**	**Feb-11**		
Structural Steel	**Sep-10**	**Dec-10**		
Heat Exchangers	**Apr-10**	Multiple		
Chemical Reactors	**Jul-10**	Multiple		
Vessels	**Jun-10**	Multiple		
Heat Exchangers	**Jul-10**	Multiple		
Compressors	**Jun-10**	Multiple		
Catalyst	**Jul-10**	Multiple		
Pumps	**Jun-10**	Multiple		
Drums	**Jan-10**	Multiple		
Unit Chillers	**Jul-10**	Multiple		
Construction Piping	**Jun-10**	Multiple		
Instrumentation & Controls	**Oct-10**	Multiple		
Electrical	**Apr-11**	Multiple		
Transmission Line Structures	**May-11**	Multiple		
Construction Contracts Over $10M *(Represents 99% of total construction contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		**$1,195.3**	**($1.1)**
Cut and Fill Excavation	**Jul-10**	**Aug-10**		
Underground	**Nov-10**	**Jan-11**		
Concrete	**Nov-10**	**Jan-11**		
Gasifier General Contractor	**Apr-11**	**Jul-11**		
Combined Cycle General Contractor	**Oct-11**	**Dec-11**		
Water Lateral	**Jul-11**	**Sep-11**		
Architectural Buildings	**Feb-11**	Multiple		
Cooling Tower	**Feb-10**	**Sep-10**		
Insulation	**Jan-12**	**Jun-12**		
Field Erected Tanks	**Nov-10**	**Feb-11**		
Water Storage Pond	**Nov-11**	**Dec-11**		
Gas Clean-up & By Products	**Oct-11**	**Dec-11**		
Turbine Generator	**Nov-11**	**Dec-11**		
HRSG Erection	**Aug-11**	**Sep-11**		
Piling	**Sep-10**	**Dec-10**		
Ash Storage	**Nov-11**	**Dec-11**		
Total			**$2,761.3**	**($2.3)**

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Mississippi Power Kemper County IGCC Project	Project Updates	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through May 2013

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through May 2013

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through May 2013

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through May 2013

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Mississippi Power Kemper County IGCC Project	Liberty Mine Summary	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through May 2013

Mine Status

The surface coal mining and water pollution control permits for the Liberty Mine were approved by the MDEQ Permit Board on December 13, 2011. Mass grading for the shop/office complex, dragline erection site, main haul roads and water control structures is complete. Component delivery and general assembly of the dragline began on April 16, 2012 and is 83% complete. Construction of the shop/office complex began on July 31, 2012 and is 73% complete.

Table 6: Mine Costs (in millions of dollars)

Cost Category	Current View	Actuals through May 2013
Development	**$73.4**	**$64.1**
Land and Mineral Leases	**30.5**	**29.7**
Equipment	**121.7**	**97.7**
Mine AFUDC	**19.0**	**13.7**
TOTAL	**$244.6**	**$205.2**

Mine Safety

Recordable Incident Rate: 1.20

Project to Date Work Hours: 500,877

Mine Schedule - Key 90-Day Milestones

Milestone	Forecast	Actual	Comments
Sever first lignite	6/5/13		
Shop/Office substantial Completion	8/15/13		
Dragline Assembly Contract Completion	8/31/13		

Mine Permits and Approvals

Dates in **Bold** are actual dates, others are forecast dates

Description	Status	Submittal	Approval
401 Water Quality Certification	Approved	**8/9/10**	**9/14/10**
404 USCAE Permit	Approved	**8/9/10**	**12/10/10**
MSHA Sedimentation Pond (Revision to include pond)	Application	**3/1/11**	7/1/13
MSHA Mine Identification Number	Approved	**12/7/10**	**12/8/10**
State mine permit (SMCRA)	Approved	**1/18/11**	**12/14/11**
NPDES permit	Approved	**3/1/11**	**12/14/11**
State Dam Construction Permit	Approved	**3/18/11**	**6/29/11**
State Stormwater Permit	Approved	**11/23/11**	**1/27/12**
SPCC Plan	Approved	**3/30/12**	**3/30/12**
State Wastewater Discharge	*Not required; zero discharge system planned*		
Dragline FAA permit	Approved	**7/9/12**	**8/13/12**

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